UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: Date of Earliest Event Reported:	October 8, 2003 October 8, 2003
BOISE CASCADE CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation or organization)	1-5057 (Commission File Number)	82-0100960 (I.R.S. Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho (Address of principal executive offices)	83728-0001 (Zip Code)
208/384-6161 (Registrant's telephone number, including area code)
Item 7.	Financial Statements and Exhibits
(c)	Exhibits.
Exhibit 99	Boise Cascade Corporation press release dated October 8, 2003

Item 12.	Results of Operations and Financial Condition.

On October 8, 2003, Boise Cascade Corporation issued a press release pre-announcing third-quarter 2003 financial results. A copy of this press release is attached as Exhibit 99.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BOISE CASCADE CORPORATION By /s/ Karen E. Gowland
Karen E. Gowland Vice President and Corporate Secretary

Date: October 8, 2003

EXHIBIT INDEX

Number 99	Description Boise Cascade Corporation press release dated October 8, 2003	Page Number